Exhibit 10(b)
                     STOCK PURCHASE AGREEMENT
                     ------------------------


          STOCK PURCHASE AGREEMENT (the "Agreement") entered into

this 27th day  of April, 1995, by and  among DeTomaso Industries,

Inc. ("DTI" or "Purchaser"), a Maryland corporation and Finproge-

tti S.p.A. ("Seller"), an Italian corporation.



                         R E C I T A L S

          Purchaser  is undertaking  a  redemption  offer to  its

public shareholders to repurchase up to 80% of their shareholdin-

gs, an  operation which could  cost as much as  $15,000,000 (US).

However, as  the maintaining  of Purchaser's  status as a  public company  the shares  of  which  are quoted  on  NASDAQ is  deemed essential by  Seller and Purchaser,  both parties intend  to make every effort to encourage the maintenance of the current level of public equity  participation in  Purchaser and,  if possible,  to increase the level of such participation.

          Purchaser owns  all or  a majority  equity interest  in

several  subsidiaries,  including  American Finance  S.p.A.,  OAM

S.p.A., GBM S.p.A., Maserati Automobiles Inc., Newstead Ltd., and

Tridentis S.A.   OAM SpA, approximately 84% of which  is owned by

Purchaser through American Finance S.p.A. and approximately 15.6%

of which  is owned by  a subsidiary of Chrysler  Corporation, has cash of approximately Lit. 40,000,000,000 which will be available for  use in  connection with  the  contemplated merchant  banking operations to be undertaken after the closing of the Transactions

(as defined below).  It is anticipated that prior to such closing a plan  for the  restructuring of  Purchaser's subsidiaries  will have  been established, the  implementation of which  will result either in Chrysler Corporation owning DTI Common Stock

(as  defined below)  or, alternatively,  in  Chrysler Corporation owning an  equity interest in  a combined  entity which  includes

American Finance S.p.A.  and OAM S.p.A. and which  will engage in the contemplated merchant banking operations.

          Seller is the owner of  all of the issued and outstand-

ing  shares of capital stock of Finprogetti International Holding

S.A., a Luxembourg corporation, and Intertrust S.p.A., an Italian

corporation.   Seller also is  the owner of approximately  95% of

the issued and outstanding shares of capital stock of Finproserv-

ice S.p.A.,  an Italian  corporation.  The  shares issued  by the

Finprogetti  Subsidiaries  (the "Finprogetti  Subsidiaries")  are

hereinafter  referred to as  the "Finprogetti Subsidiary Shares".

Purchaser desires  to acquire the  Finprogetti Subsidiary  Shares from Seller in exchange for shares of DTI common stock, $2.50 par value per share ("DTI Common  Stock"), upon the terms and subject to  the conditions hereinafter set forth.  Contemporaneously with such purchase  and sale, Seller  (i) shall invest or  shall cause others to invest  Lit. 15,000,000,000 in DTI for  the purchase of additional shares of DTI Common  Stock, and (ii) shall be granted

an  option to  purchase additional  shares of  DTI Stock.   (Such

exchange of shares,  capital investment and  option to invest  an additional  Lit. 5,000,000,000 in  DTI for the  purchase of addi-

tional shares of DTI Common  Stock.  This and all  other transac-

tions contemplated by  this Agreement are  referred to herein  as

the  "Transactions").    Accordingly,  in  consideration  of  the

premises and mutual promises and covenants hereinafter contained,

and intending  to be  legally  bound hereby,  the parties  hereby agree as follows:



                            ARTICLE 1

                    Contemplated Transactions
                    -------------------------

          SECTION 1.1  Stock for  Stock Exchange.  Subject to the
                       -------------------------

terms and conditions  contained in this Agreement,  Seller agrees to, sell, assign, transfer and deliver to Purchaser the Finproge-

tti  Subsidiary  Shares in  exchange  for certain  shares  of DTI

Common Stock and  Purchaser agrees to sell, assign,  transfer and to transfer and deliver to Seller such shares of DTI Common Stock in  exchange for the Finprogetti Subsidiary Shares, in accordance with the further provisions of this Article 1.

          SECTION 1.2   Exchange Ratio.  The number  of shares of
                        --------------

DTI  Common Stock  to be  issued (the  "DTI Exchange  Shares") in exchange  for the Finprogetti  Subsidiary Shares shall  be deter-

mined by  dividing the  "Agreed Finprogetti  Value"  by the  "DTI

Value Per Share".  For purposes hereof:

          "Agreed  Finprogetti  Value"  shall  mean  the  highest

value,  expressed  in  Lira,  of  the  Finprogetti  Subsidiaries,

including for purposes of such valuation all subsidiaries of  the

Finprogetti Subsidiaries  and 100%  ownership of  TIM S.r.l.,  as determined  in a  valuation to  be conducted  by KPMG  (the "KPMG

Finprogetti Valuation"); and

          "DTI Value Per Share" shall  mean the highest value  of

DTI, expressed  in Lira,  as determined in  a valuation  of KPMG,

dated December 14,  1994, divided by the number of  shares of DTI

Common  Stock  outstanding, on  a  fully  diluted  basis, on  the

Closing Date, subject to adjustment as provided in Section 1.6(a)

hereof.

          SECTION 1.3   Delivery of DTI Exchange Shares.   At the
                        -------------------------------

Closing,  DTI shall  issue  and  deliver to  the  Seller the  DTI

Exchange Shares.

          SECTION 1.4  Delivery of Finprogetti Subsidiary Shares.
                       -----------------------------------------

At the Closing,  the Seller shall deliver to  Purchaser, free and clear of any  lien, pledge,  charge, security  interest or  other encumbrance,  certificates representing  100% of  the Finprogetti

Subsidiary Shares, duly endorsed to Purchaser or its designee, or together with other  instruments of transfer, duly  executed, and accompanied by all requisite stock transfer stamps.

          SECTION  1.5  KPMG Finprogetti Valuation.   If the KPMG
                        --------------------------

Finprogetti Valuation indicates a value of less than Lit. 35,000-

,000,000, then  either  party may,  upon  notice thereof  to  the other, terminate this  Agreement without obligation  or liability of any kind to  the other.  Seller has engaged  KPMG, at Seller's cost, to  perform such  valuation as soon  as practicable,  using standards and procedures equivalent to those used in the December

14, 1994 KPMG valuation of DTI and  provide a copy of such valua-

tion to  DTI promptly  following receipt  thereof by  Finprogetti and, in any event, not less than two (2) weeks before the Closing

Date.

          SECTION 1.6  Additional Capital Investments.
                       ------------------------------

               (a)  Seller  covenants and  agrees  that  it  will

invest or cause third parties to  invest Lit. 15,000,000,000 (the

"Required Capital  Investment")  in DTI  as  of the  Closing,  in

consideration of  the issuance  by DTI, on  the Closing  Date, of such number  of additional shares  of DTI Common Stock  (the "DTI

Investment  Shares"), as results by dividing the Required Capital

Investment by the DTI Value Per Share.  If the amount so invested by the  Closing Date is  less than Lit. 15,000,000,000,  then (i)

the  term "DTI Value Per  Share" shall mean,  for all purposes of this Agreement,  including without  limitation, determination  of the number of DTI

Exchange Shares, DTI  Value Per Share, increased  by five percent

(5%) thereof, (ii)  the number of DTI Investment  Shares shall be determined by dividing the actual  amount of Lira so invested, by the DTI Value Per Share (as so adjusted), and (iii) if the amount so invested is less than Lit. 10,000,000,000, then in addition to such rights  and  remedies which  DTI  may have  as  a result  of

Seller's  breach of  its covenant  to  make the  Required Capital

Investment,  DTI may terminate this Agreement upon notice thereof given to Seller.

               (b)  As of  the Closing,  DTI shall  grant to  the

Seller an  option to invest  an additional Lit.  5,000,000,000 in shares of DTI Common Stock, at an exercise price equal to the DTI

Value  Per Share  (the "DTI  Option  Shares"), exercisable  until

December 31, 1995,  pursuant to an option agreement,  the form of which is set forth in Exhibit A hereto.



                            ARTICLE 2

             Representations and Warranties of Seller
             ----------------------------------------

          Notwithstanding any  knowledge of, or  investigation by

Purchaser  to the contrary,  Seller hereby makes  the representa-

tions, warranties and agreements set forth in Exhibit B hereto.



                            ARTICLE 3

              Representations and Warranties of DTI
              -------------------------------------

          Notwithstanding any  knowledge of, or  investigation by

Seller  to the contrary,  Purchaser hereby makes  the representa-

tions, warranties and agreements set forth in Exhibit C hereto.

                            ARTICLE 4

       Joint Representation and Warranty of DTI and Seller
       ---------------------------------------------------

          SECTION 4.   Brokerage.  Each of DTI  and Seller hereby
                       ---------

represents  to the other  that as to  it no broker  or finder has acted  directly or  indirectly,  for  Purchaser,  Seller  or  the

Finprogetti Subsidiaries as  the case may  be in connection  with this Agreement  or the Transactions,  and no broker or  finder is entitled to any brokerage or  finder's fee or other commission in respect thereof, based in any way on agreements, arrangements  or understandings made by  or on behalf of Purchaser,  Seller or the

Finprogetti Subsidiaries.



                            ARTICLE 5

          Provisions Regarding DTI Transactional Shares
          ---------------------------------------------

          Seller hereby makes the representations, warranties and

agreements  involving  matters  relating  to  the  United  States federal securities laws  which are set forth in  Exhibit B hereto and agrees to the application to the DTI Exchange Shares, the DTI

Investment Shares and the DTI  Option Shares (all herein referred to as the "DTI Transactional Shares") of the  Registration Rights

Provisions attached as Exhibit D hereto.



                            ARTICLE 6

                       Closing; Deliveries
                       -------------------

          SECTION 6.1  Closing Date.  The closing of the exchange
                       ------------

of the Finprogetti Subsidiary Shares  for the DTI Exchange Shares

and  the purchase  of the DTI  Investment Shares  (the "Closing")

shall take place as soon as both parties shall have satisfied all of the covenants
and conditions  specified in  Article 7 hereof,  but in  no event later than September 30, 1995 (the "Closing Date") at the offices of  Morrison Cohen Singer &  Weinstein LLP, 750 Lexington Avenue,

New York, New York 10022.

          SECTION 6.2   Deliveries  By Seller.    On the  Closing
                        ---------------------

Date, Seller shall deliver to Purchaser certificates representing all Finprogetti Subsidiary  Shares issued and outstanding  on the

Closing  Date, duly  endorsed for  transfer to  Purchaser or  its designee with documentary transfer stamps affixed and payment, by wire transfer in a manner  reasonably acceptable to Purchaser, of

the  Required  Capital  Investment.   In  addition,  Seller shall

deliver a certificate,  dated the Closing Date, of  a duly autho-

rized  officer of Seller,  stating that the  conditions precedent relating to  Seller, set forth  in Section 7.2, have  been satis-

fied.

          SECTION 6.3  Deliveries by  DTI.  DTI shall deliver the
                       ------------------

DTI Exchange Shares, the DTI Investment Shares, registered in the name of Seller and in the name(s)  of any third parties who shall have purchased any part of  the DTI Investment Shares.  In  addi-

tion, DTI shall deliver a certificate, dated the Closing Date, of a duly  authorized officer  of DTI,  stating that the  conditions precedent relating  to DTI, set  forth in Section 7.2,  have been satisfied.

          SECTION 6.4   Further Assurances.   In addition to  the
                        ------------------

actions, documents and  instruments specifically  required to  be taken  or delivered  hereby,  Seller and  DTI  shall execute  and deliver such other instruments and take such reasonable addition-

al  actions as the  other party, or  its counsel, may  request in order to complete and make effective the Transactions, including,

without  limitation, certificates from each of the parties hereto to the effect  that all representations and  warranties contained herein are  true and correct and  shall be deemed restated  as of the Closing Date.

                            ARTICLE 7

                     Covenants and Conditions
                     ------------------------

          SECTION 7.1  Maintenance of  Business.  Each of DTI and
                       ------------------------

Seller covenants and agrees that  between the date hereof and the

Closing Date, it  will operate its business only  in the ordinary course, consistent with prior practice.

          SECTION  7.2  Conditions Precedent.  Neither Seller nor
                        --------------------

DTI shall be  obligated to consummate the Closing  unless (a) the

Boards of Directors of each of Seller and DTI shall have ratified the  execution and performance  of this Stock  Purchase Agreement within nine  weeks after the  date of its execution  on behalf of

Seller and  DTI, (b)  the representations  and warranties of  the other party contained herein shall be  true and correct as of the

Closing Date, (c)  no action, suit or proceeding  shall have been brought or threatened against  either party by any  government or

regulatory authority seeking  to restrain or prevent   any of the

Transactions,  (d) no  material adverse  change  shall have  been suffered by the other party  in its financial condition or opera-

tions and the  other party shall not  have become a party  to any litigation or  been threatened  with any  litigation against  it,

which, if  adversely determined,  could have  a material  adverse effect on the financial condition, business or  results of opera-

tions of  DTI or any  of Finprogetti subsidiaries.   For purposes

hereof,  a  "material  adverse change"  and  a  "material adverse effect" shall mean a change or effect having a negative impact of at least  Lit. 1,600,000,000.

          SECTION 7.3   Amendment  of DTI Charter.   DTI,  at the
                        -------------------------

next  meeting of  its  shareholders  to be  held  after the  date hereof, shall cause  a resolution to be presented  to such share-

holders  calling for the amendment  of DTI's charter to eliminate all authorized but unissued
preferred shares and to increase  the number of authorized common shares from 10,000,000 to 20,000,000.

          SECTION  7.4  Distribution  of DTI Exchange  Shares and
                        -----------------------------------------

DTI Investment Shares to the Finprogetti Shareholders.  Finproge-
- -----------------------------------------------------

tti shall be  dissolved and the DTI  Exchange shares and the  DTI

Investment  Shares shall be distributed to the Finprogetti share-

holders as soon as reasonably practicable.



                            ARTICLE 8

                         Other Agreements
                         ----------------

          SECTION 8  Survival of Warranties; Indemnification
                     ---------------------------------------

               (a)  All representations,  warranties,  covenants,

indemnities and agreements made by the parties  hereto (which are contained herein or in any  Exhibit hereto), and all claims which accrue thereunder,  shall survive for  a period of two  (2) years following the  Closing Date  and any action  to be  taken seeking indemnification hereunder must  be commenced within such  two (2)

year period; provided,  however, with respect to  the representa-

tion of DTI  relating to certain liabilities of  OAM S.p.A. which are  set forth in Section C.9 of Exhibit C hereto, the applicable time period shall  be four (4) years following  the Closing Date.

Seller  hereby indemnifies  DTI  for  any  cost,  loss,  expense,

damage, claim or other  liability (including, without limitation,

reasonable counsel  fees incurred in litigation  investigation or otherwise) ("Indemnifiable Damages") suffered or  incurred by DTI arising from any breach of any representation or warranty made by

Seller herein or in any Exhibit hereto,  any breach or failure to perform  any covenant  or agreement  of Seller  herein or  in any

Exhibit hereto.  DTI hereby
indemnifies Seller for any cost,  loss, expense, damage, claim or other  liability suffered or incurred by  Seller arising from any breach of any representation or warranty made by DTI herein or in any  Exhibit hereto  or  any  breach or  failure  to perform  any covenant or agreement of DTI herein or in any Exhibit hereto.

               (b)   In  order for  any  party (the  "Indemnified

Party")  to be entitled to any indemnification provided for under this Agreement in respect of, arising out of or involving a claim made by any  person, firm, governmental authority  or corporation against  the  Indemnified  Party (a  "Third  Party  Claim"), such

Indemnified Party must  notify the indemnifying party  in writing of the Third  Party Claim within a reasonable  time after receipt by such  Indemnified Party of  written notice of the  Third Party

Claim unless  the indemnifying  party shall  have previously  re-

ceived  knowledge  thereof.   Thereafter,  the  Indemnified Party

shall deliver to the indemnifying party, within a reasonable time after  the Indemnified  Party's receipt  thereof,  copies of  all notice and  documents (including  court papers)  received by  the

Indemnified Party relating to the Third Party Claim.

               (c)   If a  Third Party Claim  is made  against an

Indemnified  Party, the indemnifying party shall be entitled, but shall not be obligated, to participate in the defense thereof.

               (d)  Anything contained  in this Section 8 to  the

contrary  notwithstanding, no failure by the Indemnified Party to furnish any notice or copy thereof shall relieve the indemnifying party of any  obligation to indemnify, except to  the extent that the indemnifying party shall have  been prejudiced as a result of such failure, and except that the indemnifying party shall not be liable for any expenses incurred during the period in which the Indemnified Party failed to give notice.



                            ARTICLE 9

                          Miscellaneous
                          -------------

          SECTION  9.1  Expenses.   Except as  otherwise provided
                        --------

herein, Seller and DTI shall  each bear its own expenses (includ-

ing those  of counsel,  accountants and  investment bankers)  in-

curred  by such of them in connection with this Agreement and the transactions herein contemplated.

          SECTION  9.2    Rights Confined  to  Parties.   Nothing
                          ----------------------------

expressed or implied herein is  intended or shall be construed to confer upon or give to any person, other than the parties hereto,

and  their successors  and assigns  as  permitted hereunder,  any right, remedy, or claim under or  by reason of this Agreement  or of any  term, covenant, or  condition hereto, and all  the terms,

covenants, conditions  promises, and agreements  contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors and assigns as permitted hereunder.

          SECTION  9.3   Amendment.   This  Agreement may  not be
                         ---------

amended except by an instrument in writing signed by or on behalf of all of the parties hereto.

          SECTION 9.4  Entire Agreement.  This Agreement (includ-
                       ----------------

ing the documents and instruments referred to herein) constitutes the  entire agreement and  supersedes all other  prior agreements and  understandings, both oral  and written, between  the parties with respect to the subject matter hereof.

          SECTION 9.5  Governing Law.  This Agreement is governed
                       -------------

by and  construed and enforced  in accordance  with the  internal laws of the State of New York,  without regard to the conflict of laws principles thereof.

          SECTION  9.6    Severability.   Any  provision  of this
                          ------------

Agreement which is  prohibited or unenforceable in  any jurisdic-

tion shall not affect the validity or enforceability of any other provision  in such jurisdiction of the validity or enforceability of such provision in any other jurisdiction.

          SECTION 9.7   Headings and  Exhibits.  The  headings of
                        ----------------------

the  various Articles and Sections herein  are for convenience of reference only and shall not  define or limited any of  the terms

or  provisions hereof.   Schedules and  documents referred  to in

this Agreement are in integral part of this Agreement.

          SECTION  9.8  English  Language Version Governs.   This
                        ---------------------------------

Agreement  may be  executed in  English  language and  in Italian language versions.  In the  event of any differences between such two  versions, the  provisions of  the  English language  version shall govern.

          SECTION 9.9  Notices.  Any notices or  other communica-
                       -------

tions  required or  permitted under  this Agreement  shall  be in writing and hand delivered, telecopied, telexed or  cabled to the addresses designated below, or to such other address or addresses as may hereafter be furnished by one  party to the other party in compliance with the terms hereof:

          If to DTI:

          c/o it attorneys:

          Morrison Cohen Singer & Weinstein, LLP
          750 Lexington Avenue
          New York, New York 10022
          Attn:  Howard E. Chase, Esq.

          If to Seller:
          c/o its attorneys:
          Finprogetti S.p.A.
          Via Fieno n. 8
          20123 Milano, Italy
          Attn.: Francesco Pugno Vanoni


All  such  notices  and communications  shall  be  effective when received at the respective designated addresses.

          SECTION  9.10  Execution.  Because the English language
                         ---------

version  of the  Agreement governs,  as provided  in Section  9.8 above, the Agreement  may be executed on behalf  of Purchaser and

Seller upon separate  English and  Italian version  counterparts,

provided, that  each party shall  execute the  Agreement upon  at

least  one English language  version counterpart.   The Agreement

shall become effective  only when each of the  parties shall have executed a  counterpart of the Agreement in such English language

version.    If the  Agreement  is fully  executed  in to  or more

English  language version counterparts, it shall not be necessary in mailing proof of this Agreement to produce or account for more than one such fully executed counterpart.

          IN  WITNESS WHEREOF,  each of  the  parties hereto  has

caused this Agreement to be  duly executed by its duly authorized officer, all as of the day and year first above written.

                         DE TOMASO INDUSTRIES, INC.



                            By:   s/ Mario Tozzi-Condivi
                               -------------------------------------

                            Title:   Director
                                  ----------------------------------

Attest:




- --------------------



                              FINPROGETTI S.p.A.


                              By:   s/ Francesco Pugno Vanoni
                                 --------------------------------


                              Title:   President
                                    -----------------------------




Attest:




- --------------------

                                                                  Exhibit A

                                   OPTION AGREEMENT
                                   ----------------


               AGREEMENT made as of                  , 1995 by and  between
                                    -----------------
          De  Tomaso  Industries,  Inc. (the  "Company")  and  Finprogetti,

          S.p.A. ("Finprogetti").


                                       RECITALS
                                       --------


               The Company and Finprogetti  have entered into that  certain

          Stock Purchase Agreement, dated the          day of       , 1995,
                                              --------        ------

          ("Stock  Purchase Agreement"), pursuant to which the Company will acquire the Finprogetti Subsidiaries and Finprogetti will acquire the DTI Exchange  Shares and DTI Investment Shares  (as each such term is defined in the Stock Purchase Agreement).


               NOW, THEREFORE, it is agreed as follows:


               1.   Grant of Option.  The Company hereby grants  to Finpro-
                    ---------------

          getti the right, privilege, and option to purchase 248,673 shares of  its  unregistered,  restricted  common  stock at  the  dollar equivalent of Lit. 20,106.73 per share, calculated at the dollar-

          lire  exchange rate  prevailing on  the date  of exercise.   Such

          price is equal to the DTI Value Per Share as defined in the Stock

          Purchase Agreement.


               2.   Time of Exercise of  Option.  Finprogetti may  exercise
                    ---------------------------

          the option  granted hereby, in whole, or in  part, at any time on or before December 31, 1995.


               3.   Method  of Exercise.  The  option shall be exercised by
                    -------------------

          written notice directed to the  Company at its principal place of business, accompanied  by a check  in full payment of  the option

          price for  the number  of shares  to be  purchased.   The Company

          shall  make prompt  delivery of  a  legended certificate  of such shares for which the option has been exercised.

               4.   Nontransferability.  The option  granted herein is  not
                    ------------------
          transferable by Finprogetti  otherwise than (a)  upon dissolution of Finprogetti and  the distribution of its assets  to its share-

          holders, or (b) with the prior consent of DTI and, in  any event,

          in compliance with U.S. securities laws.


               5.   No Rights  Prior to Exercise.   Finprogetti  shall have
                    ----------------------------
          no  rights as a stockholder  in the shares  subject to the option granted herein until payment of  the option price and delivery to

          Finprogetti of a certificate for such shares as herein provided.


               6.   Changes  in Capital Structure.   In the  event that the
                    -----------------------------

          outstanding number of  shares of common stock of  the Company are hereafter increased or decreased or changed into or exchanged for a different number  or kind of shares or  other securities of the

          Company or of  another corporation, by reason  of reorganization,

          merger, consolidation, recapitalization,  reclassification, stock split-up, combination of shares or  dividend payable in corporate shares, appropriate  adjustment shall be  made in the  number and kind of  shares  as to  which  outstanding options,  or  portions thereof then unexercised,  shall be exercisable, to the  end that

          Finprogetti's  proportionate  interest  shall  be  maintained  as before the occurrence of such event; such adjustment in outstand-

          ing  options shall  be made  without  change in  the total  price applicable to  the unexercised portion  of the option and  with a corresponding adjustment in the option price per share.


               7.   Shares  for  Investment.   By  accepting  this  option,
                    -----------------------

          Finprogetti acknowledges that  any and all shares  acquired under this Agreement  shall  be acquired  for  investment and  not  for distribution, and prior  to the  issuance for any  or all of  the shares issuable pursuant hereto, shall  deliver to the Company  a representation  in writing that such shares are being acquired in

          good  faith for  investment  and not  for  distribution.   Shares

          acquired  hereunder  shall  not  be sold  except  pursuant  to an effective  registration  statement  under the  Securities  Act of

          1933, as amended, or pursuant  to a valid exemption therefrom and shall bear a  legend to such effect.  Shares acquired pursuant to this option shall be subject to the Registration Rights set forth on Exhibit D of the Stock Purchase Agreement.

               8.   Severable Provision.   The provisions of this Agreement
                    -------------------
          are severable and if any one or more provisions may be determined to be  illegal or otherwise  unenforceable, in whole or  in part,

          the  remaining provisions and  any partially unenforceable provi-

          sion to the extent enforceable in any  jurisdiction shall, never-

          theless,  be binding and  enforceable, and such  illegal or unen-

          forceable  provision shall  be  deemed  modified  to  the  extent necessary to make the same legal and enforceable.


               9.   Waiver.  The failure of either  party hereto to enforce
                    ------

          any provision  or provisions of  this Agreement shall not  in any way be  construed as a waiver of any such provision or provisions as  to any  future  violations thereof,  nor  prevent that  party thereafter from enforcing each and every other provisions of this

          Agreement.   The rights granted the parties hereto are cumulative

          and the waiver of any single remedy shall not constitute a waiver of such party's  right to assert all other  legal remedies avail-

          able to it under the circumstances.


               10.  Notices.   Any notice to  be given under this Agreement
                    -------

          shall be  personally  delivered in  writing  or shall  have  been deemed duly given when received after it is posted in  the United

          States  mails, postage  prepaid, registered or  certified, return receipt  requested, and  if mailed  to the  Company shall  be ad-

          dressed  to  the Company  at  its  principal place  of  business,

          attention:   Catherine D.  Germano, and if  mailed to Finprogetti

          shall be addressed to it at         Finprogetti Spa, via Fieno 8,
                                      --------
          Milano, Attn: Carlo Previtali, or such other address or addresses as either the Company or  Finprogetti may hereafter designate  in writing to the other.


               11.  Binding Effect; Amendment.  The rights and  obligations
                    -------------------------

          of the  Company under this  Agreement shall inure to  the benefit of, and shall be binding upon, the Company and its successors and assigns, and the rights and obligations of Finprogetti under this

          Agreement shall  inure to  the benefit of,  and shall  be binding upon,  Finprogetti and  representatives, successors  and assigns.

          This Agreement supersedes all prior agreements and understandings between  the parties hereto respecting the subject matter hereof.

          This Agreement shall not be  modified, amended, or changed in any respect except in writing, signed by the parties hereto.

               12.  Governing Law.   This Agreement  shall be  governed by,
                    -------------
          and construed  in accordance with, the  laws of the State  of New

          York without regard to the law of conflict of laws of  any juris-

          diction.  The  parties hereto consent to the  jurisdiction of the

          Courts of the State of New York.


               13.  Captions and  Paragraph Headings.   Captions and  para-
                    --------------------------------
          graph  heading used herein are for convenience and are not a part of this Agreement and shall not be used in construing it.


               IN WITNESS  WHEREOF, the  parties hereto have  executed this

          Agreement on the date first written above.



                                         DE TOMASO INDUSTRIES, INC.


          ATTEST:                        By:
                  -----------------         -------------------------------
                                              President


                                         FINPROGETTI, S.P.A.


                                         By:  s/ Francesco Pugno Vanoni
                                            -------------------------------

                                      EXHIBIT B

                       Representations and Warranties of Seller
                       ----------------------------------------


                    SECTION B.1    Due  Execution   and  Delivery.     This
                                   ------------------------------

          Agreement has been  duly executed and delivered by  Seller.  This

          Agreement constitutes a  valid and binding obligation  of Seller,

          enforceable in  accordance with  its terms  except to  the extent that (i) such enforcement may be limited by bankruptcy, insolven-

          cy, moratorium or other similar laws affecting the enforcement of creditors'  rights generally  (the  "Bankruptcy Exception"),  and

          (ii) certain of the covenants contained herein may not be specif-

          ically enforceable,  and courts  may award  money damages  rather than  specific performance  of  contractual provisions  involving matters other than the payment of money.



                    SECTION B.2          No  Acceleration  Due  to  Transac-
                                         -----------------------------------

          tions.    Except as  set forth  in  exhibit B.2,  there  exist no
          -----

          agreements or other  commitments binding on Seller or  any of the

          Finprogetti  Subsidiaries which  provide  for an  acceleration of rights against either of the Finprogetti Subsidiaries or entitle-

          ment to  benefits upon the  occurrence of a change  in control of either of the Finprogetti  Subsidiaries or the occurrence of  any of the Transactions.



                    SECTION B.3    Organization  and Authority of Finprogetti.
                                   ------------------------------------------

                                   (a)   Seller and each of the  Finprogetti

          Subsidiaries is  a corporation  duly organized, validly  existing and  in good  standing  under  the laws  of  its jurisdiction  of

          incorporation.   Seller  has all  requisite  power and  authority

          (corporate and other)
          to  execute and  deliver this  Agreement, and  to consummate  the

          Transactions.  Seller has taken (or will before closing take) all actions  as and  in the  manner required  by applicable  law, its

          Certificate of Incorporation  (Charter) and its Bylaws  or other-

          wise to authorize the execution, delivery and the carrying out of this Agreement and the Transactions.

                                   (b)   The execution and delivery of  this

          Agreement by Seller does not,  and the consummation of the Trans-

          actions will  not, with or  without the giving  of notice or  the lapse of time or both, (i) violate any provision of law, statute,

          rule or regulation  to which seller or either  of the Finprogetti

          Subsidiaries is subject; (ii) conflict with or result in a breach of or  constitute or result in a default  under any of the terms,

          conditions or provisions  of the Certificate of  Incorporation or

          By-laws of Seller  or any of the Finprogetti  Subsidiaries or any

          judgment,  order, injunction or decree of any court or governmen-

          tal authority, domestic or foreign, to which seller or any of the

          Finprogetti Subsidiaries is subject or  by which Seller or any of the  Finprogetti Subsidiaries or  their respective  properties is bound, where  such  conflict,  breach  or default  would  have  a material  adverse effect on  the financial condition,  results of operations,  assets, properties or  business of Seller  or any of the Finprogetti  Subsidiaries (a  "Material Adverse  Effect"); or

          (iii) require any  consent, approval or  notice under, or  permit the termination of  any provision of, or result  in the accelera-

          tion of (or give the right to accelerate) the maturity or perfor-

          mance  of any  obligation of  Seller  or any  of the  Finprogetti

          Subsidiaries  or result  in  the creation  or  imposition of  any mortgage, pledge,  security interest, encumbrance, lien, claim or charge of any kind (a "Lien") upon any  of the properties, assets or business  of  Seller or  any of  the Finprogetti  Subsidiaries

          under  any  notice,  bond, indenture,  mortgage,  deed  of trust,

          lease,  franchise,  permit,   authorization,  license,  contract,

          instrument or other agreement
          or commitment to  which Seller or any of  the Finprogetti Subsid-

          iaries is a  party or by which  seller or any of  the Finprogetti

          Subsidiaries is  bound where  the imposition  of such Lien  would have a Material Adverse Effect.

                                   (c)   Finprogetti and each of the  Finpr-

          ogetti Subsidiaries  (i) has  all requisite  corporate power  and authority to carry on its  business as presently conducted and to own or lease and operate its properties; and (ii) is qualified or licensed  to do  business and  is in good  standing as  a foreign corporation  in every  jurisdiction in  which the  failure to  so qualify would have a Material Adverse Effect.



                    SECTION B.4    Capitalization  of  Finprogetti  Subsid-
                                   ----------------------------------------

          iaries.  The authorized capital stock of Finprogetti Internation-
          ------

          al Holding S.A.  consists solely of 550 shares of F.S. 1000 each,

          of which 550  are issued and  outstanding and  none of which  are

          treasury shares.   The  authorized capital  stock of  Intertrust,

          S.p.A. consists solely  of 1.688.880 shares of Lit.  170 each, of which 1.688.800 are issued and  outstanding and none of which are

          treasury shares.   The authorized capital stock  of Finproservice

          S.p.A. consists solely of 5000  shares of Lit. 1.000.000, each of which  5000 are  issued and  outstanding  and none  of which  are

          treasury shares.   The  Finprogetti Subsidiary  Shares have  been

          duly authorized  and validly issued  and are fully paid  and non-

          assessable.  None of the Finprogetti Subsidiaries is bound by any option, warrant or  other right, call or commitment  to issue, or any obligation  or commitment to purchase, any  of its authorized voting  capital stock  or  any  securities  convertible  into  or exchangeable for any of its authorized voting capital stock.

                    SECTION B.5    Clear  Title  to Finprogetti  Subsidiary
                                   ----------------------------------------

          Shares.   Seller is, and  will be as of and  on the Closing Date,
          ------

          the direct  owner of  all of the  issued and  outstanding capital stock  of the  Finprogetti Subsidiaries,  with  the exception  of

          Finproservice  S.p.A.  of  which  Seller  owns approximately  95%

          thereof.  Seller is the lawful record and beneficial owner of all of the Finprogetti Shares, free and clear of all claims, mortgag-

          es, pledges,  liens, encumbrances, security interests and adverse interests of every nature whatsoever, and the sale of the Finpro-

          getti Shares and the delivery  of certificates evidencing same to the  Purchaser will transfer valid title and beneficial ownership thereto, free and clear of all claims, mortgages, pledges, liens,

          encumbrances, security  interests and adverse  interests of every nature whatsoever.  The  Finprogetti Shares were acquired by  the

          Seller in compliance with all applicable laws.



                    SECTION B.6    Basic  Documents of  Finprogetti Subsid-
                                   ----------------------------------------

          iaries.  Copies of the Certificate of Incorporation (Charter) and
          ------

          By-laws of each  of the Finprogetti Subsidiaries  which have been delivered  to DTI prior to  the date of  this Agreement, are true and complete copies of such instruments as amended to the date of this  Agreement and are in full  force and effect.  The corporate records of the meetings of the directors and shareholders of each of the Finprogetti Subsidiaries are true, correct and complete in all  material respects and reflect all material corporate actions and proceedings of such bodies to date.



                    SECTION B.7    Subsidiaries.    On  the  date   hereof,
                                   ------------

          Finprogetti, S.p.A. directly and indirectly owns 55% of the stock of TIM S.r.l.  and, on the Closing Date,  Finprogetti Service Srl

          will directly own 100%  of the capital stock of  TIM S.r.l., free and clear
          of any  liens, claims, security  interests or encumbrances.   The

          Finprogetti  Subsidiaries  own  those stock  interests  of  those corporations set forth in Exhibit B.7 and the Finprogetti Subsid-

          iaries,  together with the corporations described in Exhibit B.7,

          own all the assets  and businesses which will be included  in the

          KPMG Finprogetti Valuation, all as set forth in Exhibit B.7.



                    SECTION B.8    Consents  and Approvals  of Governmental
                                   ----------------------------------------

          Authorities.  No  consent, authorization or  approval of, or  any
          -----------

          exemption  by, or declaration,  filing or registration  with, any governmental or regulatory  authority is required to  be obtained by Seller or either of the Finprogetti Subsidiaries in connection with the execution and delivery of this Agreement and the Consum-

          mation by Seller of the Transactions.



                    SECTION B.9    Financial  Statements.    The  unaudited
                                   ---------------------

          financial statements (the "Financial Statements") for the Finpro-

          getti Subsidiaries for the year ended December 31, 1994,  hereto-

          fore delivered to Purchaser, and the audited financial statements for  such period  which shall  be prepared by  Ernst &  Young and which shall be delivered to Purchaser  on or before May 31, 1995,

          have been  or shall have  been prepared in accordance  with rules promulgated by the Consigli  Nazionali dei Dottori Commercialisti

          e dei Ragionieri  and,where such  rules are  not applicable,  the rules of the  International Accounting  Standards Committee,  all

          applied on  a consistent basis,  are or, when delivered,  will be true,  complete and  accurate and fairly  present or  will fairly present the financial position of the Finprogetti Subsidiaries as at the  dates thereof and  the results of their  operations, cash flows and stockholders' equity for the periods then ended.  Since

          December  31,  1994,  none of  the  Finprogetti  Subsidiaries has suffered
          any material  adverse change  in its  working capital,  financial condition, assets, liabilities (absolute, accrued, contingent  or otherwise) reserves, business, operations  or prospects.  Nothing contained in such audited financial statements shall  vary in any material respect from  that contained in the  unaudited financial statements heretofore delivered.



                    SECTION B.10   Assets.    The Finprogetti  Subsidiaries
                                   ------

          have good  and marketable title to, or  valid leasehold interests in,  all of  their respective  assets included  in the  Financial

          Statements, whether  or not included  in Schedule B.7, and  to be included  in the KPMG Finprogetti  Valuation, subject to no liens or encumbrances except as shown  on the Financial Statements  and the KPMG Finprogetti Valuation, respectively.



                    SECTION B.11   Full  Disclosure.   No financial  state-
                                   ----------------

          ment, Exhibit,  Schedule or document  required to be  prepared or furnished by or on behalf  of the Finprogetti Subsidiaries or the

          Seller to the Purchaser in  connection with this Agreement or any agreement  contemplated  hereby  or  delivered  pursuant  hereto,

          contained or contains  any material misstatement of fact or omits to state  any  material fact  necessary  to make  the  statements therein, in the light of  the circumstances under which they were made, not misleading.  The Seller shall notify Purchaser promptly of the occurrence of any event or the discovery of any fact which

          would  render the  immediately preceding  sentence  untrue.   All

          information  contained  in  any Exhibit  hereto  shall  be deemed incorporated  by reference in all other Exhibits hereto requiring the disclosure or inclusion of such information.

                    SECTION B.12   Representations,  Warranties and  Agree-
                                   ----------------------------------------

          ments Regarding DTI Transactional Shares.
          ----------------------------------------

                         (a)  Seller  is acquiring  the  DTI  Transactional

                              Shares for  its own  account, for  investment

                              and not  with a view  to the  distribution or

                              resale  thereof, except  the distribution  of

                              the DTI Transactional Shares to  the Finprog-

                              etti  Shareholders pursuant  to  Section  7.4

                              hereof, which distribution shall  be effected

                              in  accordance with  the provisions  of  this

                              Section B.12.

                         (b)  Seller and  its counsel has  had the opportu-

                              nity  to ask  questions and  receive  answers

                              concerning  the terms  and conditions  of the

                              Transactions contemplated  hereby and to  ob-

                              tain  any additional  information  which  DTI

                              possesses  or can  acquire without  unreason-

                              able  effort or expense  that is necessary to

                              verify the  accuracy of the information  fur-

                              nished by DTI hereunder.

                         (c)  Seller  and  its counsel  has such  knowledge

                              and  experience  in  financial  and  business

                              matters that  Seller is capable of evaluating

                              the merits and  risks of the prospective  in-

                              vestment.

                         (d)  Seller understands  that the sale  of the DTI

                              Transactional Shares  pursuant hereto is  in-

                              tended to  be a non-public offering  pursuant

                              to Regulation  D, promulgated under the Secu-

                              rities  Act, and  that the  DTI Transactional

                              Shares  have not  been registered  under  the

                              Securities  Act and no  aspect of this offer-

                              ing has been reviewed by
                              the Commission  or by the securities  regula-

                              tory authorities of  any state in the  United

                              States of America or any other Country.

                         (e)  Seller  agrees that it  will not offer, sell,

                              transfer, assign, mortgage, pledge  or other-

                              wise  dispose of,  distribute or encumber any

                              DTI  Transactional Shares  delivered pursuant

                              to  this Agreement, unless, (i)  in the opin-

                              ion of  counsel to DTI or the opinion of cou-

                              nsel  satisfactory to  DTI's counsel,  regis-

                              tration of such  shares under  the Securities

                              Act  and  the  rules and  regulations  of the

                              Commission thereunder, as then in  effect, is

                              not required in  connection with  such trans-

                              action, or (ii) sale  of the DTI Transaction-

                              al  Shares is  permissible pursuant  to  Rule

                              144 under the Securities Act, in  which event

                              the Seller shall furnish DTI with an  opinion

                              of counsel  reasonably acceptable  to DTI  to

                              the effect that  the sale of the DTI Transac-

                              tional Shares proposed  to be sold is permis-

                              sible pursuant to Rule 144,  or (iii) a  reg-

                              istration statement under the  Securities Act

                              is  then  in  effect  with  respect  to  such

                              shares and  the purchaser  or transferee  has

                              been furnished  with a prospectus meeting the

                              requirements of Section 10 of the  Securities

                              Act.

                         (f)  Anything  in paragraph (e) above  to the con-

                              trary  notwithstanding, Seller  will not  of-

                              fer,   sell,   transfer,  assign,   mortgage,

                              pledge  or otherwise  dispose of,  distribute

                              or  encumber any  DTI Transactional Shares if

                              any such  transaction would  render the  con-

                              summation
                              of  the  transactions  contemplated  by  this

                              Agreement  to be  deemed  to be  an  "offer,"

                              "offer to sell," "offer for sale,"  or "sale"

                              of  the DTI Transactional  Shares to any per-

                              son other  than the Seller,  within the mean-

                              ing of Rule  145 of the Rules and Regulations

                              of the  Commission under the Securities  Act,

                              as in effect on the date hereof.

                         (g)  Seller  agrees that  DTI may  endorse on  any

                              certificate for  DTI Transactional Shares  to

                              be  delivered pursuant  to this  Agreement an

                              appropriate  legend referring  to the  provi-

                              sions of Paragraphs  (a) through (g)  of this

                              Section  B.12 and that  DTI may  instruct its

                              transfer agents not to  transfer any such DTI

                              Transactional  Shares unless  advised by  DTI

                              that  such  provisions  have   been  complied

                              with.

                                     EXHIBIT B.7

                                     Subsidiaries
                                     ------------



               The  following is a  textual description of  a chart annexed to Exhibit B as Exhibit B.7:

               Finprogetti  S.p.A. owns  a  100% interest  in  subsidiaries engaged in three areas of business: Merchant Banking, Real Estate

          Development and Services.



               Its 100%  owned Merchant  Banking subsidiary  is Finprogetti

          International  Holding S.A., which owns an  80% interest in Grant

          Hotel  Bitia, S.r.l. and a  66.7% interest in Immobiliare Broseta

          S.r.l.



               Its 100%  owned Real Estate Development Subsidiary is Finpr-

          ogetti  Investimenti  Immobiliari   S.p.A.  (formerly  Intertrust

          S.p.A.),  which owns  a 25%  interest in  Interim S.p.A.,  a 100%

          interest in Pastorino Strade S.r.l. and interests in Immobile  Di

          Cologne Bresciano & di crediti d'imposta a rimborso.  Immobiliare

          Broseta S.r.l. owns a 33.3% interest in Interim S.p.A.



               Finprogetti's 100%  owned Service subsidiary  is Finprogetti

          Servizi S.p.A., which owns a 95% interest in Finproservice S.p.A.

          and a 100% interest in Temporary Integrated Management S.r.l.

                                                                 Exhibit B2
                         LIST OF PATRONAGE LETTERS



Issuance
  Date    In favor of              On behalf of        Amount It/Lire  As a guaranty of
- --------  -----------              ------------        --------------  ---------------
11/04/89  Agricola Mantova         Finproservice - Bs   3.000.000.000   Credit Line

04/07/94  Centrobanca              Intertrust          10.000.000.000   Long term debit on Cologne Bresciano

09/07/90  Ca.ri.plo                Finproservice - Bs   2.750.000.000   Credit Line

09/10/90  Banco Lariano            Finproservice - Bs   2.500.000.000   Credit Line

01/02/93  Trento e Bolzano         Finproservice - Bs   5.500.000.000   Credit Line

20/01/95  BNL                      Finproservice - Bs   2.000.000.000   Credit Line

24/09/91  Credito Agrario
Bresciano                          Finproservice - Bs   1.700.000.000   Credit Line

08/10/91  Banco Lariano            Finproservice - Bs   3.000.000.000   Credit Line

08/10/93  Banca Popolare di Verona Finproservice - Bs   1.100.000.000   Credit Line

20/01/94  lst Bancario S.Paolo
Torino                             Finproservice - Bs   3.000.000.000   Credit Line

20/01/94  Credito Commerciale      Finproservice - Bs   1.200.000.000   Credit Line

18/05/93  Credito Romagnolo        Finproservice - Bs   7.200.000.000   Credit Line



The foregoing is a fair and accurate textual English translation of an Italian table annexed as Exhibit B2 to the agreement between the Company and Finprogetti, S.p.A.



                                                  s/ Howard E. Chase
                                             ------------------------------
                                                       Howard E. Chase

                                      EXHIBIT C

                        Representations and Warranties of DTI
                        -------------------------------------



                    SECTION C.1    Due Execution and Delivery.  This Agree-
                                   --------------------------

          ment has been duly executed and delivered by DTI.  This Agreement constitutes a valid and binding obligation of DTI, enforceable in accordance with its terms, except for the Bankruptcy Exception and except that certain of the covenants contained herein may not be specifically enforceable, and courts may award money damages rather than specific performance of contractual provisions involving matters other than the payment of money.



                    SECTION C.2    No Acceleration Due to Transactions.
                                   -----------------------------------

          There exist no agreements or other commitments binding on DTI which provide for any acceleration of rights against DTI or any entitlement to benefits upon the occurrence of any of the Trans-

          actions.



                    SECTION C.3    Organization and Authority of DTI.
                                   ---------------------------------



                                   (d)  DTI is a corporation duly orga-

          nized, validly existing and in good standing under the laws of the State of Maryland and has all requisite power and authority

          (corporate and other) to execute and deliver this Agreement and to consummate the Transactions.  DTI has taken all actions as and in the manner required by applicable law, its certificate or articles of incorporation and its by-laws or otherwise to authorize the execution, delivery and carrying out of this Agreement and the Transactions.



                                   (b)  The execution and delivery of this

          Agreement by DTI does not, and the consummation of the Transac-

          tions will not, with or without the giving of notice or the lapse of time or both, (i) violate in a material manner any provision of law, statute, rule or regulation to which DTI is subject; (ii)

          conflict with or result in a breach of or constitute or result in a default under any of the terms, conditions or provisions of the charter or by-laws of DTI, or any order of any governmental body to which DTI is subject or by which DTI or any of its properties is bound where such conflict with, breach or default would have a

          Material Adverse Effect; or (iii) require any consent, approval or notice under, or violate, or be in conflict with, or consti-

          tute a default under, or permit the termination of any provision of, or result in the acceleration of (or give the right to accelerate) the maturity or performance of any obligation of DTI.



                    SECTION C.4    Securities Act.  DTI acknowledges that
                                   --------------

          the Finprogetti Shares are being acquired for its own account and with no intention of distributing or reselling the Shares or any part thereof in any transaction which would be in violation of the Securities Acto of 1933, as amended, (the "Securities Act")

          or any state securities or "blue sky" laws.



                    SECTION C.5    Consents and Approvals of Governmental
                                   --------------------------------------

          Authorities.  No consent, authorization or approval of, or any
          -----------

          exemption by or declaration, filing or registration with, any governmental or regulatory authority is required to be obtained by DTI in connection with the execution and delivery of this Agreement and the consummation by DTI of the transactions contemplated hereby.



                    SECTION C.6    Capitalization.  As of the date of this
                                   --------------

          Agreement, the authorized capital stock of DTI consists of

          10,000,000 shares of Common Stock, $2.50 par value per share

          ("Common Stock"), of which 2,057,446 shares are issued and outstanding and, 2,000,000 shares of Convertible Voting Preferred

          Stock, $2.50 par value per share ("Preferred Stock"), of which

          1,000,000 shares are issued and outstanding.  All issued and outstanding shares of DTI Common Stock and Preferred Stock are

          validly issued, fully paid and nonassessable.   As of the date of

          this Agreement, except for (a) the rights granted on October 24,

          1986 by Alejandro DeTomaso to a subsidiary of Chrysler Corpora-

          tion to acquire Mr. DeTomaso's shares of capital stock of DTI and

          (b) except for the conversion rights carried by the Preferred

          Stock issued to Mr. DeTomaso, there are no outstanding (x)

          securities convertible into, exchangeable for or evidencing the right to purchase, any shares of DTI capital stock; (y) options,

          warrants, calls or other rights to purchase or subscribe to DTI capital stock or securities convertible into, exchangeable for or evidencing the right to purchase, any shares of DTI capital stock; or (z) any contracts commitments, agreements, understand-

          ings or arrangements, understandings or arrangements of any kind relating to the issuance of any shares of DTI capital stock, any such convertible or exchangeable securities or any such other securities evidencing the right to purchase any such options,

          warrants or rights.

                    SECTION C.7    SEC Reports; Financial Statements.  DTI
                                   ---------------------------------

          has made available to seller its (i) Annual Reports on Form 10-K for the years ended December 31, 1992, 1993 and 1994 as filed with the Securities and Exchange Commission ("Commission"), (ii)

          Quarterly Reports on Form 10-Q for the three months ended March

          31, 1994,the three and six month periods ended June 30, 1994 and the three and nine month periods ended September 30, 1994, all as filed with the Commission, and (iii) Reports on Form 8-K, dated

          May 17, 1993 as amended 6,26,1993, 10,28,1993 and Form 8K 10,28,-

          1993.  Purchaser shall deliver to Seller its Annual Report on

          Form 10-K for the year ended December 31, 1994 on or before April

          30, 1995.  As of their respective dates, such reports and state-

          ments did not or will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  The audited consolidated financial statements and unaudited interim financial statements of DTI included in such reports have been prepared in accordance with generally accepted

          U.S. accounting principles, applied on a consistent basis (except as may be indicated in the notes thereto), are true, complete and accurate and fairly present the financial position of DTI and its consolidated subsidiaries as at the dates thereof and the results of their operations, cash flows and stockholders' equity for the periods then ended, subject in the case of the unaudited interim financial statements, to normal year-end adjustments and any other adjustments described therein.  Since December 31, 1994,

          DTI has not suffered any Material Adverse Effect in its working capital, financial condition, assets, liabilities (absolute,

          accrued, contingent or otherwise), reserves, business, operations or prospects.

                    SECTION C.8    Validity of DTI Transactional Shares.
                                   ------------------------------------

          The DTI Transactional Shares, when issued as provided herein,

          will be duly authorized validly issued, fully paid and nonassess-

          able.



                    SECTION C.9    O.A.M. S.p.A. Liabilities.  With respect
                                   -------------------------

          to DTI majority-owned subsidiary, O.A.M. S.p.A. ("OAM"), DTI represents that, to the best of DTI's knowledge, the aggregate

          Lit. 8,913,000,000 reserve included in OAM's Italian fiscal statements as of September 30, 1994 is at least equal to the aggregate amount of the following liabilities: (i) unliquidated wage claims asserted by former employees of Innocenti S.p.A.,

          (ii) warranty and "Lemon Law" claims asserted by Maserati Automo-

          biles Incorporated, and (iii) potential Italian tax liability of

          OAM arising out of events which occurred prior to december, 31,

          1994.  If, within four (4) years following the Closing Date, one or more adjustments are made to any of such liabilities because of events occurring after December 31, 1994, resulting in such aggregate liabilities exceeding Lit. 8,913,000,000, then the number of DTI Exchange Shares shall be increased by a number equal to the amount of the increase in such liabilities, divided by the DTI Value Per Share, and such additional shares, if and when issued, shall be deemed for all purposes of this Agreement to be DTI Exchange Shares.



                    SECTION C.10   Registration Rights.  DTI agrees that
                                   -------------------

          Seller shall have such registration rights with respect to the

          DTI Transactional Shares as are set forth in Exhibit D attached hereto.

                                                                  Exhibit D

                                 REGISTRATION RIGHTS





          1.   Definitions


               Participating Shareholders shall mean  holders of record  of
               --------------------------
          Registrable Shares  who have  notified  the Company  as  required hereunder to cause their Registrable Securities to be included in a registration statement.


               Public Offering shall mean  the offer for sale of securities
               ---------------

          pursuant to an  effective registration statement filed  under the

          Securities Act.


               Registrable  Shares  shall  mean  DTI Exchange  Shares,  DTI
               -------------------

          Investment Shares and DTI Option Shares held of record by Finpro-

          getti or  by persons who  acquired such shares  directly or indi-

          rectly from  Finprogetti  other  than by  a  Public  Offering  or pursuant  to a  transaction  following which  such shares  in the hands of  the holders of  record are not  "restricted securities"

          within the meaning of the Securities Act.


               Securities Act  shall mean  the Securities  Act of  1933, as
               --------------

          amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.


          2.   (a)  "Piggyback"  Registration.   Whenever  DTI  proposes to
                    -------------------------

          file under the  Securities Act a registration  statement relating to any of  its Common Stock  (other than in  respect of  employee benefit plans of DTI on Form S-8 or any similar form from time to time in effect or pursuant to subsection (b)), whether on its own behalf or on behalf of any holders of Common Stock, DTI shall, at least 30 days prior to  such filing, give written notice of  such proposed filing
          to the registered holders of Registrable Shares.  Upon receipt by

          DTI not more than 15 days after such written notice of  a written request or written requests from one or  more of such holders for registration of Registrable Shares, DTI shall (A) include in such registration statement or  in a  separate registration  statement concurrently filed, and shall use  its best efforts to cause such registration statement to  become effective with respect  to, the

          Registrable  Shares as to  which such  holder or  holders request

          registration   and  (B)  if  such  proposed  registration  is  in

          connection with an underwritten  offering of Common Stock for the benefit  of DTI, upon request of such  holder or holders, use its best  efforts  to  cause  the  managing underwriter  therefor  to include in such offering the  Registrable Shares as to which such holder or holders request such inclusion, on terms and conditions comparable to those of the securities offered on behalf of DTI.


               (b)  Demand  Registration.  Whenever   one  or  more  record
                    --------------------
          holders of Registrable Shares shall make a written request to DTI to register under  the Securities Act Registrable  Shares held by such holder or holders, and  the aggregate number of  Registrable

          Shares so requested  to be registered represents,  as of the date of such  request, at least 25% of the  total number of the Regis-

          trable Shares originally issued,  DTI, within    days  after such
                                                        --
          request shall promptly give written notice of such request to all record holders  of Registrable  Shares other  than the  holder or holders making such  request, such  notice stating the  estimated approximate  date of filing  of such registration  statement, and thereupon shall  promptly use  its best  efforts to  register the

          Registrable  Shares of  or pertaining  to the  holder or  holders making such request  and each other holder of  Registrable Shares from  whom written  request  for  registration  is  effective  or received on or before the later to occur of (A) the day after the date of such notice by DTI or (B) the day prior to estimated date of filing specified in  such notice (the "Request Date"); provid-
                                                                    -------

          ed, however,  DTI shall not be  required to effect  more than two
          --  -------

          registrations pursuant to this subsection (b).


               (c)  Other  Provisions Relating to Registration  Rights.  In
                    --------------------------------------------------

          connection with any registration pursuant to this Section:

                    (i)  Upon the request  of any Participating Share-

               holders, DTI  will cooperate with any  underwriters (as

               defined in the Securities Act) for such holder, includ-

               ing,  without limitation,  providing  such information,

               certificates, comfort letters  of accountants and opin-

               ions of counsel as may be reasonably requested by  such

               underwriters.


                    (ii)      If an offering of the Registrable Shares

               involves  an  underwritten  offering  and the  managing

               underwriter  thereof  shall  advise  DTI  that,  in its

               opinion, the  distribution  of  all or  a part  of  the

               Registrable  Shares  requested to  be  included  in the

               registration  concurrently with  other  securities then

               being  registered  by  DTI  would materially  adversely

               affect the distribution  of such securities by  DTI for

               its  own account, then  the number of  such Registrable

               Shares  included in the  pending registration  shall be

               reduced  pro rata among all of the Participating Share-

               holders.


                    (iii)     DTI will  furnish to  each Participating

               Shareholder (A) at least  seven (7) days  prior to  the

               filing  thereof  with  the Commission,  a  copy  of the

               registration statement in the form in which DTI propos-

               es to file the  same with the Commission and, not later

               than the effective date  thereof, a copy of any and all

               amendments to  such registration  statement, (B) within

               five (5) days of  the filing thereof  with the  Commis-

               sion, a copy  of any and all  post-effective amendments

               to such registration  statement and (C) at  the request

               of any such  holder and, in the  case of a registration

               pursuant to  subsection  (b), a  reasonable  number  of

               copies of a preliminary prospectus and a final prospec-

               tus (each of which shall, as of their respective dates,

               comply with Section 20 of the Securities Act and  shall

               not, as of such dates, include an untrue statement of a

               material fact or omit to state a material fact required

               to  be stated therein  or necessary to  make statements

               therein not misleading) covering  the offering and sale

               by such Participating Shareholders.

                    (iv)      DTI will advise  each of the Participat-

               ing Shareholders of the  entry of any  stop order  sus-

               pending the  effectiveness of  such registration state-

               ment or  of the initiation  of any  proceeding for that

               purpose, and, if such stop order should be entered, use

               its best  efforts promptly to cause such  stop order to

               be lifted or removed.


                    (v)   If any event shall occur as result of  which

               it is necessary  to amend or supplement  the prospectus

               forming  a part of a registration statement filed here-

               under  in  order to  correct an  untrue statement  of a

               material fact, or an  omission to state a material fact

               necessary to make  statement therein,  in the light  of

               the  circumstances  existing  when  such prospectus  is

               delivered to  a purchaser, not  misleading or  if it is

               necessary  to  amend or  supplement such  prospectus to

               comply with  any law,  DTI forthwith  will prepare  and

               furnish to each  Participating Shareholder a reasonable

               number of amended  or supplemented prospectuses so that

               statements in the prospectuses as so amended or supple-

               mented will not, in the light of the circumstances then

               existing, be  misleading, or so that  such prospectuses

               will comply with law.


                    (vi)      DTI will use its  best efforts to quali-

               fy,  file  or  register  the Registrable  Shares  being

               registered under the securities laws  of such states of

               the  United  States  of America  as  may  be reasonably

               designated  by the  Participating  Shareholders  and to

               obtain the  consent, authorization or  approval of  any

               governmental  agency  (other  than  any  such  consent,

               authorization or approval required under any statute or

               regulation  applicable  to  any  such holders  and  not

               applicable to investors  generally) required in connec-

               tion with the issuance of  the Registrable Shares being

               registered or in  order that such holders  may publicly

               sell  the Registrable Shares covered  by such registra-

               tion statement.


                    (vii)     With  the   exception  of   underwriting

               commissions and related distribution expenses set forth

               in the last sentence of this subparagraph, all fees,
                disbursements and  expenses incurred  by DTI in  connection with the  registration pursuant  to  subsection (a)  or  (b)

               shall  be borne by  DTI, including, without  limitation, all registration and filing  fees, all costs of  preparation and printing (in such quantities as the holders of

               Registrable Shares may  reasonably request) of any registra-

               tion  statement and related prospectus and any amendments or supplements thereto, all  fees and disbursements of  counsel for DTI, the  expenses of complying with  applicable securi-

               ties or blue sky laws, and  all costs in connection with the preparation and delivery of  such legal opinions,  auditors'

               comfort letters or  other closing documents as  the Partici-

               pating Shareholders  shall reasonably  request.   All under-

               writing commissions and expenses incurred in connection with the  sale  of the  Registrable  Shares,  including  expenses incurred by the  underwriter, shall  be allocated among  the

               Participating Shareholders pro rata according to  the number of Registrable Shares  being registered by each  such holder or in such other manner as such holders may agree.


                    (viii)   DTI will indemnify and hold harmless each

               Participating  Shareholder   and  any  underwriter  (as

               defined in the Securities Act) for such holder and each

               person or  entity, if any, who controls  such holder or

               underwriter within the meaning  of the Securities  Act,

               against any losses, claims, damages, liabilities, costs

               or  expenses, joint or  several, or actions  in respect

               thereof to which such holder or underwriter or control-

               ling  person or  entity  may become  subject under  the

               Securities Act,  or otherwise, insofar as  such losses,

               claims,  damages, liabilities,  costs, expenses  or ac-

               tions  in respect thereof  arise out  of, or  are based

               upon,  or are  related to, any untrue  statement or al-

               leged untrue  statement of any  material fact contained

               in any  registration statement  under which Registrable

               Shares of or pertaining to  such holder were registered

               under the  Securities Act,  any preliminary prospectus,

               amended  preliminary prospectus,  or  final prospectus,

               amended  preliminary  prospectus,  or final  prospectus

               contained  therein,  or  any  amendment  or  supplement

               thereto, or  arise out  of, or  are based upon,  or are

               related to, the  omission or alleged omission  to state

               therein a material fact
               required  to be  stated  therein or  necessary  to  make the statements therein  not misleading, and will  reimburse such holder  or underwriter or controlling  person or entity

               for any legal or other  expenses reasonably incurred by

               them in connection with  investigating or defending any

               such loss, claim, damage, liability or action; provided
                                                              --------

               that to the extent that any such loss, claim, damage or

               liability arises out of,  or is based  upon, an  untrue

               statement  or alleged  untrue statement or  omission or

               alleged omission  made in  said registration statement,

               said preliminary  prospectus, said  amended preliminary

               prospectus or said final prospectus  or any said amend-

               ment  or supplement in reliance upon, and in conformity

               with, written information  furnished to  DTI in an  in-

               strument duly executed by such holder or by any  under-

               writer for  such holder  specifically  for use  in  the

               preparation thereof, DTI will not be  so liable to such

               holder or underwriter.


                    (ix)      Each Participating Shareholder will indemnify

               and hold harmless  DTI, its officers, directors,  agents and employees,  and any underwriter therefor against any losses,

               claims,  damages, liabilities,  costs or expenses,  joint or several, or actions in respect thereof to which such  person may become subject  under the Securities Act,  or otherwise,

               insofar as such losses, claims, damages, liabilities, costs,

               expenses or actions in respect  thereof arise out of, or are based  upon, or  are  related to,  any  untrue  statement or alleged untrue statement  of any material fact  contained in any registration statement under which Registrable Shares of or pertaining to such Participating Shareholder  were regis-

               tered under the Securities Act,  any preliminary prospectus,

               amended preliminary prospectus, or final prospectus, amended preliminary prospectus, or final prospectus contained there-

               in, or any amendment
               or supplement  thereto, or arise  out of,  or are based

               upon, or are related to, the  omission or alleged omis-

               sion  to state  therein a material fact  required to be

               stated  therein or  necessary  to make  the  statements

               therein not misleading, in each case to the extent, but

               only to  the extent,  that  such untrue  statement  (or

               alleged  untrue  statement)  or  omission  (or  alleged

               omission)  is  made  in  such  registration  statement,

               preliminary prospectus, amended preliminary prospectus,

               or final prospectus, amended preliminary prospectus, or

               final prospectus contained therein, or any amendment or

               supplement thereto, in reliance  upon and in conformity

               with information furnished to DTI by such Participating

               Shareholder  in  writing  expressly  for  use  therein;

               provided, however,  that the  obligations of each  such
               --------  -------

               Participating Shareholder shall be limited to an amount

               equal to the net proceeds to such holder of Registrable

               Securities  sold pursuant  to such  registration state-

               ment.


                 Mario Tozzi-Condivi                 Francesco  Pugno  Vanoni